UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2005
Date of Report (Date of earliest event reported)

INTERCHANGE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50989	33-0849123
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

24422 Avenida de la Carlota, Suite 120
Laguna Hills, California 92653
(Address of principal executive offices) (Zip Code)

(949) 784-0800
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3

On March 2, 2005, Interchange Corporation (the “Company”) filed a Current Report on Form 8-K to report the Company’s acquisition, through Interchange Europe Holding Corporation, its wholly-owned subsidiary, of Inspire Infrastructure 2i AB, a Swedish limited company. This Amendment No. 1 to the Current Report on Form 8-K for Interchange Corporation is being filed to provide financial statements and Pro Forma information required by Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Inspire Infrastructure 2i AB

	Report of Registered Independent Public Accounting Firm (KPMG Bohlins AB) (Exhibit 99.2)	1
	Consolidated Balance Sheets as of December 31, 2004 and 2003 (Exhibit 99.2)	2
	Consolidated Statements of Operations for the years ended December 31, 2004 and 2003 (Exhibit 99.2)	4
	Consolidated Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2003 and 2004 (Exhibit 99.2)	5
	Consolidated Statements of Cash Flows for the years ended December 31, 2004 and 2003 (Exhibit 99.2)	6
	Notes to Consolidated Financial Statements (Exhibit 99.2)	7

(b)	Pro Forma Financial Information. Interchange Corporation and Inspire Infrastructure 2i AB (on a consolidated basis)

	Unaudited Pro Forma Information (Exhibit 99.3)	13
	Unaudited Pro Forma Balance Sheet as of December 31, 2004 (Exhibit 99.3)	14
	Unaudited Pro Forma Statement of Operations for the year ended December 31, 2004 (Exhibit 99.3)	15
	Note to Unaudited Pro Form Financial Statements (Exhibit 99.3)	16

(c)	Exhibits

23.1*	Consent of KPMG Bohlins AB
99.1**	Press Release of Interchange Corporation dated February 28, 2005
99.2*	Financial Statements of Business Acquired. Inspire Infrastructure 2i AB
99.3*	Unaudited Pro Forma Financial Information

*	Filed herewith.

**	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 28, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2005	By:	/s/ Douglas S. Norman

Douglas S. Norman Chief Financial Officer and Secretary

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EXHIBIT INDEX

23.1*	Consent of KPMG Bohlins AB
99.1**	Press Release of Interchange Corporation dated February 28, 2005
99.2*	Financial Statements of Business Acquired. Inspire Infrastructure 2i AB
99.3*	Unaudited Pro Forma Financial Information

*	Filed herewith.

**	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 28, 2005.